Exhibit 99.1

 October 2025  NASDAQ: AVR | ASX: AVR

 Disclaimer  This presentation has been prepared by Anteris Technologies Global Corp. (“Anteris,” the “Company,” “we” or “us” or "our"). This presentation, and its contents and the accompanying discussion with management are confidential and may not be further copied, distributed or passed on, directly or indirectly, to any other person or published or reproduced directly or indirectly, in whole or in part, by any medium or in any form for any purpose without the Company’s prior written consent. The recipient should not construe the contents of this presentation as legal, tax, accounting, investment advice or recommendation or business, financial or related advice. The recipient should consult its own counsel and tax and financial advisors as to legal and related matters concerning the matters described in this presentation. This presentation does not purport to be all-inclusive or to contain all of the information that the recipient may require. To the maximum extent permitted by law, none of the Company, its representatives, nor any other person accepts any liability, including, without limitation, any liability arising out of fault or negligence for any loss arising from the use of the information contained in this presentation.   Forward-Looking Statements  This presentation (including oral commentary that accompanies this presentation) contains forward-looking statements, including statements related to our business, products and the PARADIGM Trial. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. In some cases, you can identify forward-looking statements through the use of words such as “believes,” “expects,” “may,” “will,” “should,” “would,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” “contemplates,” “aims,” “continues,” “anticipates” and similar expressions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties which are subject to change based on various important factors, some of which are beyond our control. Among the factors that could cause actual results to differ materially from those suggested by forward-looking statements are: our current and future research and development activities, including clinical testing and manufacturing and related costs and timing; sufficiency of our capital resources; our product development and business strategy, including the potential size of the markets for our products and future development and/or expansion of our products in our markets; our ability to commercialize products and generate product revenues; our ability to raise additional funding when needed; any statements concerning anticipated regulatory activities, including our ability to obtain regulatory clearances; our research and development expenses; and risks facing our operations and intellectual property; and the other risks described in our Annual Report on Form 10-K for the year ended December 31, 2024 and the other filings we make with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize or should any of these assumptions prove to be incorrect, our actual future results, performance and events and circumstances may differ in material respects from the performance projected in these forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. The Company does not undertake any obligation to update any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in the Company’s expectations, except as may be required by law. Accordingly, the Company cautions you not to place any undue reliance on any forward-looking statements.  Industry Data  This presentation also includes data, forecasts and information obtained from industry publications and other information available to us. Some data is also based on our good faith estimates, which are derived from management’s knowledge of the industry and independent sources. We have not independently verified any of the data from third-party sources, nor have we ascertained the underlying assumptions relied upon therein. While we are not aware of any misstatements regarding the industry data presented herein, estimates and forecasts involve uncertainties and risks and are subject to change based on various factors.  Milestones  This presentation contains various milestones. These milestones are not projections and instead are forward-looking goals that are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary, and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that these milestones will be achieved and the Company undertakes no duty to update these milestones.  No Offer or Solicitation  This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. Before you invest, you should read the documents we file with the SEC for more complete information about us. You can obtain these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov.   2

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 Anteris Technologies – Executing on strategy   4  Building commercial readiness for a new class of TAVR that mimics a healthy aortic valve   Successfully priced U.S. IPO and listed on Nasdaq in December 2024 - Enhancing liquidity and visibility in the world’s largest healthcare investment market  1  Total of 130 DurAVR® THV patients, 49 patients treated YTD- Building momentum, 38% of all patients enrolled in 6 months (Jan-Jun 2025)  2  Data showcased by global KOLs at leading cardiovascular conferences- CRT (Mar), Sydney Valves (Mar), Euro PCR (May), CSI Frankfurt (Jun), New York Valves (Jun)   3  First-in-human DUAL valve-in-valve success with DurAVR® THV- DurAVR® successfully implanted in both aortic (Mar) and mitral ViV procedures (May)   4  Hosted global investigator meeting to launch pivotal PARADIGM Trial- Setting the foundation for accelerated site activation and patient enrollment (Jun)  5

# Investment Highlights

**DurAVR®**
TRANSCATHETER HEART VALVE

## The only **biomimetic balloon expandable TAVR** with 130 treated patients

### Poised to disrupt a high value, growth market

#### Proprietary, First-in-Class TAVR

DurAVR® THV is the **only balloon expandable** aortic valve to deliver **curative**, **pre-disease hemodynamics**[1,2].

#### Multi-billion-dollar global TAVR market

Forecasted **US$9.9bn** by 2028 (US12.5bn with Valve-in-Valve)[3]. **Underpenetrated** with 80-85% of severe aortic stenosis patients untreated[4].

### Path to Commercialization

#### Clinical Validation

**130 patients**. Strong performance at 30 days & 1 year. **PARADIGM Pivotal trial targeted 4Q25***, 50% DurAVR® vs. 50% SAPIEN or Evolut.

#### Commercial Readiness

Potential pathway to **FDA & CE Mark approval**. Scaled manufacturing, engaged global KOLs, early adopter site identification.

#### Commercial Launch

Compact market allows a **capital-efficient launch** with lean, scalable field force. Established TAVR reimbursement pathways.

*Subject to regulatory approval

1. Garg, P., Markl, M., Sathananthan, J. et al. Restoration of flow in the aorta: a novel therapeutic target in aortic valve intervention. Nat Rev Cardiol 21, 264–273 (2024). https://doi.org/10.1038/s41569-023-00943-6.
2. Garg, P. DurAVR® TAVI: biomimetic design restores flow and leads to significant LV mass regression. MRI study. Oral presentation at PCR London Valves; Nov 2024; London, England.
3. Future Market Insights. Transcatheter Heart Valve Replacement (TAVR) Market: Global Industry Analysis 2016 – 2023 and Opportunity Assessment 2024 – 2034. Future Market Insights; 2024. Available from: https://www.futuremarketinsights.com/reports/transcatheter-heart-valve-replacement-tavi-market
4. Gahl B, Çelik M, Head SJ, et al. Natural History of Asymptomatic Severe Aortic Stenosis and the Association of Early Intervention With Outcomes: A Systematic Review and Meta-analysis. JAMA Cardiol. 2020;5(10):1102–1112. doi:10.1001/jamacardio.2020.2497.

5

 Highly Experienced Leadership – Clinical, Operational, Commercial  6  Mr. McDonnell has served as CFO since November 2018. Prior to his appointment he worked at KPMG for over 24 years, where Mr. McDonnell held several senior positions including 10 years as a partner. He has experience in restructurings, acquisitions, divestments, privatizations and other significant financial transactions.  Matthew McDonnell  Chief financial officer  Dr. Meduri has served as Anteris’ CMO since August 2021. Dr. Meduri is a practicing Interventional Cardiologist at Stern Cardiovascular Foundation, Memphis, TN and a recognized global leader in the field of valvular heart disease with over 3,500 career structural heart procedures and over 300 annually. He has served as global head of many TAVR, mitral and tricuspid trials.  Dr. Chris Meduri  Chief medical officer  Mr. Paterson has served as CEO since March 2017 and was appointed Vice Chairman in March 2025. He held global positions in big pharma incl. Merck KGaA (“Merck”) from 2005-2013, and Roche (1995-2005). His roles included Global Head of CV Medicine, President of Europe, Israel, Canada & Australia, President of Emerging Markets incl. Russia & LATAM, CEO of Japan, Head of Commercial Operations in China, Head of Korea, and Product Manager. He also sat on a NASDAQ board (CHPD) and led a $5B sale of that business. He has launched global healthcare products 36 times totaling billions in revenue and driven dozens of acquisitions, in-licensing and out-licensing deals globally.  Wayne Paterson  VICE CHAIRMAN & CEO  Mr. St Denis has served as COO since July 2017 and was appointed President and Director in March 2025. From 2008-2017 he held senior positions at Merck including Head of Commercial Operations for Europe and Canada, and Head of Operations for Emerging Markets. From 1996-2006, he held senior roles at Millennium Pharmaceuticals Inc.   David St Denis  President & Director

 Board of Directors  7  John Seaberg  Chairman  Mr. Seaberg has been Chairman since March 2017 and a director since October 2014. He has served as Board Chair of Preceptis Medical Inc since 2016 and Phraxis Medical Inc since 2009. He was Executive VP at Cedar Point Capital from 2015-2023. He was Chair of Synovis Inc., a manufacturer of medical devices and tissue products from 2008-2012.  Mr. Paterson has served as CEO since March 2017 and was appointed Vice Chairman in March 2025. He held global positions in big pharma incl. Merck KGaA (“Merck”) from 2005-2013, and Roche (1995-2005). His roles included Global Head of CV Medicine, President of Europe, Israel, Canada & Australia, President of Emerging markets incl. Russia & LATAM, CEO of Japan, Head of Commercial Ops in China. He sat on a NASDAQ board (CHPD) and led a $5B sale of that business. He has launched 36 global healthcare products totaling billions in revenue.  Wayne Paterson  VICE CHAIRMAN & CEO  DIRECTOR & Company secretary  Mr. St Denis has served as COO since July 2017 and was appointed President and Director in March 2025. From 2008-2017 he held senior positions at Merck including Head of Commercial Operations for Europe and Canada, and Head of Operations for Emerging Markets. From 1996-2006, he held senior roles at Millennium Pharmaceuticals Inc.   David St Denis  President & Director  Greg Moss  Non-Executive Director  Mr. Moss serves as Chief Business and Legal Officer, as well as Corporate Secretary and Chief Compliance Officer of Evommune, Inc. Prior to Evommune, he served as Executive Vice President, General Counsel, and Corporate Secretary, Chief Compliance Officer at Kadmon, culminating in Kadmon’s $1.9 billion acquisition in 2021.   Dave Roberts  Non-Executive Director  Mr. Roberts joined LeMaitre Vascular (NASDAQ: LMAT) in 1997 as its twelfth employee and has served as a Board Director since 2001 and as President since 2007. Mr. Roberts has also served as a Board Director of Lexington Medical since 2023 and of Parasole Restaurant Holdings since 2013.  Stephen Denaro  Mr. Denaro has been a director and Company Secretary since October 2018. Mr. Denaro serves as director and sole shareholder of Trio Business Intermediaries Pty Ltd. He has over 25 years of experience in mergers and acquisitions, business valuations, accountancy services, and income tax compliance.

 Global Manufacturing Footprint   8  Purpose-built infrastructure designed for efficient scale-up and commercial readiness

# TAVR market opportunity expected to reach US$9.9bn in 2028

Underpenetrated patient population with only 15-20%[1] of severe aortic stenosis cases treated today

**TAVR Aortic Stenosis & Valve-in-Valve Market[2]**


14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
2023
2024
2025
2026
2027
2028
4.9
5.6
6.3
7.3
8.5
9.9
1.3
1.5
1.7
1.9
2.1
2.5
6.2
7.1
8.0
9.2
10.6
12.4
Severe Aortic Valve Stenosis
Valve-in-Valve Procedures
Total

## Potential for further significant growth

*Currently 3 industry trials in progress, anticipated to be completed in 2025*

THE EARLY TAVR TRIAL

Edwards Lifesciences: SAPIEN 3 platform FDA approved for asymptomatic severe AS patients based on EARLY TAVR Trial (May 2025)

THE PROGRESS TRIAL

Edwards Lifesciences: will examine the TAVR procedure in patients who are > 65 years, have moderate AS, and have at least one additional risk factor

EXPAND TAVR II Pivotal Trial

Medtronic: to explore the treatment of moderate AS with early TAV implantation (TAVI) before AS becomes severe

1. Gahl B, Çelik M, Head SJ, et al. Natural History of Asymptomatic Severe Aortic Stenosis and the Association of Early Intervention With Outcomes: A Systematic Review and Meta-analysis. JAMA Cardiol. 2020;5(10):1102–1112. doi:10.1001/jamacardio.2020.2497.
2. Future Market Insights. Transcatheter Heart Valve Replacement (TAVR) Market: Global Industry Analysis 2016 – 2023 and Opportunity Assessment 2024 – 2034. Future Market Insights; 2024. Available from: https://www.futuremarketinsights.com/reports/transcatheter-heart-valve-replacement-tavi-market.

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 A New Class of TAVR

# Aortic Stenosis (AS) - Current Treatment Options

A life-threatening condition caused by narrowing of the aortic valve
Patients with severe AS have a 50% risk of dying within 2 Years[1]


HEALTHY
AORTIC VALVE
DISEASED
AORTIC VALVE

**SAVR – Invasive, open-heart surgery**



**TAVR - Minimally invasive procedure**



1. Leon MB, Smith CR, Mack M, et al. Transcatheter Aortic-Valve Implantation for Aortic Stenosis in Patients Who Cannot Undergo Surgery. N Engl J Med. 2010;363(17):1597-1607. doi:10.1056/NEJMoa1008232.

SAVR: Surgical aortic valve replacement, TAVR: Transcatheter aortic valve replacement

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# Yesterday's TAVRs were not developed for today's patients

**DurAVR® was deliberately designed for younger and more active patients**

### Patients need a safer alternative to open heart surgery

First & second generation TAVRs

**~85 yrs**



2011-2013 average patient age was 84[1]

### Patients need a valve that restores an active lifestyle for the rest of their life



Third generation TAVRs

**~73 yrs**

2016-2017 average patient age is 73 & declining[2]

1. STS-ACC TVT Registry of Transcatheter Aortic Valve Replacement. J Am Coll Cardiol (2020);76:2492-2516.
2. N Engl J Med 2019; 380:1695-1705.

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 Anteris set out to address the needs in TAVR by asking different questions  13  Our expert panel of physicians advised the Company what they wanted in a next generation valve:  Balloon-expandable deliveryDrives clinical adoption - Controlled expansion, predictable placement, commissure alignment   Clinically better For younger and more active patients  Curative, pre-disease hemodynamics, laminar flow  How can we mimic a native valve?  How does a healthy aortic valve perform?  How do we deliver the valve?  How can we put that valve in a frame?

 Single-piece, native-shaped biomimetic design built to mimic the performance of a healthy aortic valve.  DurAVR®: A New Class of TAVR  14

 DurAVR® Sustained hemodynamic performance to 1 year  15  Puri, R. DurAVR®: A Novel First-in-Class Biomimetic Transcatheter Aortic Valve 1-Year Performance. Oral Presentation at: Sydney Valves; March 2025; Sydney, Australia.  MPG  (Mean Pressure Gradient mmHg)  DVI  (Doppler Velocity Index)  2.1  EOA  (Effective Orifice Area cm2)  8.6  0.58  Mean Annular Diameter: 22.4 mm  Mean Pressure Gradient (MPG)  The average pressure across the aortic valve between the left ventricle and aorta    Patients with severe AS have MPG ≥ 40 mmHg  Effective Orifice Area (EOA)  The cross–sectional area of the aortic valve opening that is available for blood flow  Patients with severe AS have an EOA of ≤ 1cm2   Doppler Velocity Index (DVI)  An index that expresses EOA as a proportion of valve area   DVI represents the physical ratio of a patient’s aortic valve area to the left ventricular outflow tract area

 16  “  A balloon expandable valve with self-expanding hemodynamics is like the holy grail.  Dr Michael ReardonProfessor of Cardiothoracic Surgery, Allison Family Distinguished Chair of Cardiovascular Research Methodist DeBakey Heart & Vascular Center  “  Clinician panel discussion, PCR London Valves 2023.

# Restores flow dynamics, significantly reducing left ventricular (LV) mass



SEVERE AORTIC STENOSIS
A narrowed aortic valve creates increased pressure in the left ventricle.
Narrowed EOA
(Effective Orifice Area)
High MPG
(Mean Pressure Gradient)
IMPAIRED FLOW
DurAVR®
TRANSCATHETER HEART VALVE
EOA 2.2cm²
MPG 7.5 mmHg
EFS Data[1]
NORMAL LAMINAR FLOW

Increased LV mass is an adaptive response to the increased workload caused by the narrowed aortic valve. Untreated it may progress to heart failure.



**Enlarged**
Left Ventricular Thickness

**Normal**
Left Ventricular Thickness

**29%** Reduction in LV Mass Index[2] **DurAVR®** TRANSCATHETER HEART VALVE

1. Waggoner T. DurAVR® Biomimetic Transcatheter Heart Valve: Early Feasibility Study (EFS) Update. Oral Presentation at: CRT Conference, March 2024; Washington, USA.
2. Cavalcante J. Biomimetic Design Restores Flow and Hemodynamics and Leads to Significant LV Mass Regression: update from First-in-Human (FIH) Study with novel DurAVR® Transcatheter Heart Valve. Oral Presentation at New York Valves; June 2024; New York, New York, USA.

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# DurAVR® is the first aortic valve to restore normal aortic flow

## Normal Aortic Flow

When compared to a healthy aortic valve, DurAVR® THV showed **no significant difference** in flow (p>0.05)

### Healthy Aortic Valve


3.53 mm / 21%

FD = **10%**
FRR = **1%**
(n=5)

### Post DurAVR® THV implant


s1p19
s1p19
3.99 mm / 46%

FD = **14%**
FRR = **4%**
(n=5)

## Impaired Aortic Flow

**Normal Valve** (n=5) vs: **TAVR** (n=4) p<0.05 | **SAVR** (n=8) p<0.01

### Severe AS



FD = **46%** FRR = **23%**

### Sapien 3



FD = **48%** FRR = **35%**

### Evolut R



FD = **25%** FRR = **4 %**

### CEP Magna Ease


s1p19
1.82 mm / 13%

FD = **27%** FRR = **30%**

FD = Flow Displacement | FRR = Flow Reversal Ratio

1. Garg, P. DurAVR® TAVI novel leaflet design restores ascending aortic flow haemodynamics on cardiac MRI: First-in-human study. Oral presentation at PCR London Valves; November 2022; London, England.
2. Garg, P. DurAVR® TAVI: biomimetic design restores flow and leads to significant LV mass regression. MRI study. Oral presentation at PCR London Valves; November 2024; London, England.
3. Cavalcante, J. Biomimetic Design Restores Flow and Hemodynamics and Leads to Significant LV Mass Regression: update from First-in-Human (FIH) Study with novel DurAVR™ Transcatheter Heart Valve. Oral presentation at New York Valves; June 2024; New York, New York, USA.

Controls with no known aortic valve disease assessed and age-height-weight matched to reduce bias. Limitations: Small sample size. Control n=5, DurAVR® n=5, Other TAVRs n=4, SAVR n=8.

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# Valve in Valve (ViV) expanding TAVR market – US$2.5bn by 2028

Existing bioprosthetic valves fail and patients need retreatment

- **ViV Challenges**
  Preserving coronary access, providing good hemodynamic result
- **Solution – DurAVR® THV**
  Short-frame valve, paradigm-shifting hemodynamic performance and large open cell geometry to maintain coronary access
- **Case Study (Valve-in-Valve-in-Valve)**
  77-year-old patient, too high risk for repeat surgery with failure of his valve-in-valve
  Compassionate use approved by Swedish Regulatory Authority

| Date | Vmax ao m/s | MPG mmHg | DVI |
|---|---|---|---|
| 2011 Surgical Valve | 3.1 | 23 | 0.4 |
| 2018 Evolut in Surgical Valve | 3.7 | 31 | 0.34 |
| 2024 Max stress | 4.0 | 41 | 0.15 |
| **Post DurAVR®** | **3.0** | **20** | **0.33–0.40** |


Foto
8°
11°
Failed Evolut
Surgical Valve

1. Settergren, M. DurAVR® THV ViViV case: How to achieve optimal gradients in limited space. Oral Presentation at: PCR London Valves; November 2024; London, England.

Vmax ao: The maximum velocity of blood flow across the aortic valve during systole. In healthy individuals, the Vmax ao is typically 1.0 m/s. As AS progresses, the valve narrows, and the blood flows through the smaller opening at a higher velocity.

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 Path to Commercialization

 130 DurAVR® patients – support pivotal trial launch (PARADIGM Trial)   21  2021  2022  2023  2024  2025  First-in-human (“Embark”) Study  Early Feasibility Study (“EFS”) - DurAVR®  Valve-in-Valve  Compassionate use  *Subject to regulatory approval  Patient recruitment targeted 4Q 2025*  FDA submission  FDA approval  Ongoing monitoring   FPI Nov 2021  FPI: First patient in Embark Study  49 patients treated YTD (2025)

# The first all-risk, head-to-head TAVR registration trial

PARADIGM TRIAL

**Study Co-Chairs:** Dr. Michael J. Reardon, Professor Stephan Windecker

**Clinical Trial Snapshot**

- **Sample size**
  ~1,000 patients, all surgical risk groups
- **Sites**
  Up to 85 centers in the U.S., Europe & Canada
- **Primary end point**
  Non-inferiority at 1-year (DurAVR® THV vs. SAPIEN or Evolut series THV)

**Regulatory & Commercial Pathway**

- **PMA Submission**
  1-year clinical data potentially supports U.S. FDA Premarket Approval
- **CE Mark**
  European regulatory submission anticipated to progress in parallel
- **Commercialization**
  Launch to commence following PMA or CE Mark approval



"All Comers" Randomized Cohort
1-year data used to support PMA Submission
Enrollment I
Assessment for Eligibility
1:1 Randomization
(All surgical risk strata)
Allocation I
DurAVR®
All surgical risk
Control Arm
All surgical risk
Follow-Up I
10-Year Follow-Up
10-Year Follow-Up
Analysis I
Primary Endpoint Analysis at 1-Year
(Composite of all-cause mortality, all stroke, and cardiovascular rehospitalization according to VARC-3)

Premarket Approval (PMA) is required for commercialization of the DurAVR® THV in the United States
CE Mark approval is required for commercialization of the DurAVR® THV in the European Economic Area (EEA)

23

 PARADIGM Trial – Planned enrollment and revenue*  24  Category B Medicare coverage of US$25k per device*  ENROLLMENT  Patients screened for eligibility. If selected, they are randomized and treated.  FOLLOW UP  Patients followed up at 1 month, and 1 year (primary study endpoint for PMA). Follow up then continues annually for 10 years.  REVIEW  The 1-year data is included in a PMA application. The FDA reviews the application and determines whether to grant market approval.  *US Medicare coverage. An approval for a Category B (Nonexperimental/investigational) IDE study will allow coverage of the Category B device and the routine care items and services in the trial. Medicare Coverage Related to Investigational Device Exemption (IDE) Studies | CMS - coverage is subject to FDA IDE approval  ** Anteris will seek FDA approval for continued access

# Supplementary studies not expected to be required for all-risk TAVR approval*


"Low Risk" Randomized Continued Access
Commences when 'all-risk' PMA study recruitment concludes
Enrollment II
Allocation II
Follow-Up II
Analysis II
Assessment for Eligibility
1:1 Randomization
(Low surgical risk)
DurAVR
Low surgical risk
Control Arm
Low surgical risk
10-Year Follow-Up
10-Year Follow-Up
Primary Endpoint Analysis at 2-Year (Bayesian)
Including all subjects at low surgical risk from the "All Comers" Cohort and from the "Low Risk" Cohort
(Composite of all-cause mortality, all stroke, and cardiovascular rehospitalization according to VARC-3)

Low-risk data are not required to support the regulatory submission, whether PMA or CE Mark, for an all-risk TAVR indication for severe aortic stenosis


Valve-in-Valve Cohort
Standalone parallel registry
Enrollment
Allocation
Follow-Up
Analysis
Assessment for Eligibility:
Subjects with failed surgical bioprosthesis at high surgical risk
Subjects implanted with DurAVR® only
5-Year Follow-Up
Primary Endpoint Analysis at 1-Year
(Composite of all-cause mortality, all stroke, and cardiovascular rehospitalization according to VARC-3)

ViV registry is a separate registry conducted in parallel and is not required to support the regulatory submission for an all-risk TAVR indication for severe aortic stenosis

*Subject to FDA determination

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# Anticipated Milestones

### Q4 2024 (completed)

- **US IPO & NASDAQ LISTING**
- TCT presentation: Flow
- EU ViV Study
- PCR LV presentation
  Flow & ViViV case report

### Q1 2025 (completed)

- DurAVR® IDE Submission for PARADIGM Trial
- Sydney Valves – 1 year data
- **Milestone: 100 DurAVR® THV patients treated**

### Q2 2025 (completed)

- PARADIGM - EU Investigator Meeting
- PCR – Innovation session
- PARADIGM – Global Investigator Meeting
- CSI – recorded case
- NY Valves – recorded case

### Q3 2025 (completed)

- ESC presentation

### Q4 2025

- Targeted DurAVR® IDE approval for PARADIGM Trial*
- Targeted PARADIGM Trial FPI: signifies launch of pivotal registration study**
- Danish regulatory clearance received for PARADIGM Trial
- TCT presentation, EACTS live case, PCR LV presentation

### Q1 2026

- CRT presentation
- THT presentation
- ACC presentation

### Q2 2026

- DurAVR® CE Mark Submission
- PCR presentation

### Q3 2026

- PARADIGM – EU Investigator Meeting

### Q4 2026

- PARADIGM Trial LPI: Patient recruitment completed for all-risk patient cohort

*Following our IDE submission in the first quarter of 2025, the FDA provided us with requests for additional information, which we are working to address. As of the date of this presentation, the FDA has not approved the IDE. We cannot predict whether or to what extent the FDA will have further requests for information or guarantee that the IDE will be approved at all or on any particular timeline. In particular, if prolonged government shutdown or disruption occurs, it could significantly impact the ability of the FDA to timely review and process our regulatory submissions. To the extent the PARADIGM Trial is commenced in a non-U.S. jurisdiction prior to obtaining FDA approval of the IDE, there is a risk that the results of such trial may not be permitted to be used to support a future marketing approval or clearance of the device by the FDA to the extent that the FDA-approved IDE version differs from the version tested in such non-U.S. jurisdiction. **Subject to regulatory approval, as described in the preceding footnote.

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# Key Takeaways

## Building commercial readiness for a new class of TAVR that mimics a healthy aortic valve

1 **DurAVR® THV - Proprietary, new class of TAVR for aortic stenosis**
- Easy, predictable balloon expandable deployment with the function of a healthy, native aortic valve

2 **US$9.9bn global TAVR market forecasted by 2028[1] with many untreated patients**
- DurAVR® was designed to offer advantages over two TAVR market leaders

3 **Clinically validated with 130 patients**
- 30 day and 1 year data supports strong DurAVR® safety profile and hemodynamics

4 **PARADIGM Trial targeted start 4Q 2025* potentially supporting FDA & CE Mark filings**
- High quality global KOL adoption expected to drive rapid trial enrollment

5 **Commercial ready - capital efficient go to market plan**
- Highly experienced clinical & commercial leadership plus infrastructure in place



1. Future Market Insights. Transcatheter Heart Valve Replacement (TAVR) Market: Global Industry Analysis 2016 – 2023 and Opportunity Assessment 2024 – 2034. Future Market Insights; 2024. Available from: https://www.futuremarketinsights.com/reports/transcatheter-heart-valve-replacement-tavi-market.

*Subject to regulatory approval

27

 Appendices

 Anteris is guided by a global team of well-regarded cardiovascular Physician advisors  29  Medical Advisory Board  North America  Europe  Australia

# Procedural Success Endpoints Across Various Anatomies

Technical Success (VARC 3): 94%
Device Success (VARC 3): 92.3%
n = 65



*1 patient required 2 valves; 3 patients had vascular access site complications*

**Predictable BE Placement**

**Challenging anatomies treated (Baseline MDCT)**

**Severe annular calcium**



**Extreme leaflet calcium**



**Type 1 bicuspid**


RC
LC

**Extreme LVOT calcium**


LC
RC
NC

BAV = Balloon Aortic Valvuloplasty
MDCT = Multidetector Computed Tomography

1. Puri R. DurAVR®: A Novel First-in-Class Biomimetic Transcatheter Aortic Valve 1-Year Performance. Oral Presentation at Sydney Valves; March 2025; Sydney, Australia.
30

DurAVR® Data Spotlight  31  Zero Prosthesis Patient Mismatch (PPM) in Small Annuli  Low Paravalvular Leak  Measured at 1-year, n=37  No moderate or severe PVL  Puri R. DurAVR®: A Novel First-in-Class Biomimetic Transcatheter Aortic Valve 1-Year Performance. Oral Presentation at: Sydney Valves; March 2025; Sydney, Australia.